UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2011

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On November 15, 2011, Accuray Incorporated (the “Company”) implemented a workforce re-alignment designed to position its workforce more appropriately for the Company’s growth strategy and to help achieve cost synergies associated with the acquisition of TomoTherapy Incorporated.   The re-alignment affects approximately 51 positions throughout the Company, or approximately 5% of the Company’s total workforce, with approximately 29 positions eliminated effective November 15, 2011 and approximately 22 positions to be eliminated in phases throughout the remainder of fiscal year 2012.  All affected employees were notified on November 15, 2011.  This action is consistent with the Company’s stated financial goal of a reduction in operating expenses to approximately 45 percent of revenue by the end of fiscal year 2013.

The Company estimates the total restructuring-related charges associated with the November 15, 2011 workforce re-alignment to be approximately $1.7 million in cash related to employee severance pay and related expenses.  The Company expects to record most of the restructuring charge in the second fiscal quarter of 2012, and the remainder in the third and fourth fiscal quarters of 2012.

Approximately 135 positions from pre-acquisition TomoTherapy and Accuray have left the Company during and since completion of the acquisition, including the positions described above with respect to the November 15, 2011 workforce re-alignment.

Forward Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry and the workforce re-alignment described above.  Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K, including the timing of the restructuring charges the Company expects to record, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events.  You should not put undue reliance on any forward-looking statements.  Please refer to the Risk Factors section of Accuray’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 for a list and description of business risks, uncertainties, and other factors that may affect these statements.  Accuray does not intend to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: November 16, 2011	By:	/s/ Darren J. Milliken
Darren J. Milliken
Senior Vice President, General Counsel & Corporate Secretary